                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 28, 2002


                        WIRELESS AGE COMMUNICATIONS, INC.
                        ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA                               001-31338             98-0336674

STATE OR OTHER JURISDICTION OF      (COMMISSION            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION       FILE NO.)              IDENTIFICATION NO.)


1408 BROAD STREET, REGINA, SASKATCHEWAN, CANADA                  S4R 1Y8
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                 (306) 751-7720
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              LENNOC VENTURES, INC.
                              ---------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

Item 7.  Financial Statements and Exhibits

The Registrant is amending the Pro-Forma Consolidated Financial Statements as at September 30, 2002, as included in Exhibit 10.2 of Form 8-K/A filed on January 2, 2003.

         (c)      Exhibits

                  10.2 Wireless Age Communications, Inc. Amended Pro-Forma Consolidated Financial Statements as at
                         September 30, 2002


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   May 12, 2003


                                            WIRELESS AGE COMMUNICATIONS, INC.



                                            By    /s/ Dallas Robinson
                                                ------------------------------
                                                     Dallas Robinson
                                                     President